UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

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Transocean Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 9, 2019. TRANSOCEAN LTD. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at: www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. TRANSOCEAN LTD. TURMSTRASSE 30 CH-6312 STEINHAUSEN SWITZERLAND proxy materials and voting instructions. E66677-P20178 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual General For holders as of:April 22, 2019 Date: May 9, 2019Time: 6:30 p.m., Swiss Time Location: Offices of Transocean Ltd. Turmstrasse 30 CH-6312 Steinhausen Switzerland

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E66678-P20178 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by internet, go to: www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: THE COMBINED DOCUMENT How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 25, 2019 to facilitate timely delivery.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1. Approval of the 2018 Annual Report, Including the Audited Consolidated Financial Statements and the Audited Statutory Financial Statements of Transocean Ltd. for Fiscal Year 2018

2. Discharge of the Members of the Board of Directors and Executive Management Team From Liability for Activities During Fiscal Year 2018

3. Appropriation of the Accumulated Loss for Fiscal Year 2018

4. *Reelection of 10 Directors (4A – 4J), Each for a Term Extending Until Completion of the Next Annual General Meeting*

   4A. Glyn A. Barker

   4B. Vanessa C.L. Chang

   4C. Frederico F. Curado

   4D. Chadwick C. Deaton

   4E. Vincent J. Intrieri

   4F. Samuel J. Merksamer

   4G. Frederik W. Mohn

   4H. Edward R. Muller

   4I. Tan Ek Kia

   4J. Jeremy D. Thigpen

5. Election of Chadwick C. Deaton as the Chairman of the Board of Directors for a Term Extending Until Completion of the Next Annual General Meeting

6. *Election of the Members of the Compensation Committee, Each for a Term Extending Until Completion of the Next Annual General Meeting*

   6A. Frederico F. Curado

   6B. Vincent J. Intrieri

   6C. Tan Ek Kia

7. Reelection of Schweiger Advokatur / Notariat as the Independent Proxy for a Term Extending Until Completion of the Next Annual General Meeting

8. Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2019 and Reelection of Ernst & Young Ltd, Zurich, as the Company's Auditor for a Further One-Year Term

9. Advisory Vote to Approve Named Executive Officer Compensation

10. *Prospective Votes on the Maximum Compensation of the Board of Directors and the Executive Management Team, respectively*

    10A. Ratification of an amount of US $4,121,000 as the Maximum Aggregate Amount of Compensation of the Board of Directors for the Period Between the 2019 and 2020 Annual General Meetings

    10B. Ratification of an amount of US $24,000,000 as the Maximum Aggregate Amount of Compensation of the Executive Management Team for Fiscal Year 2020

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